Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent events

On February 28, 2012, the Board of Directors approved a resolution to covert the share options that were granted by the Company on January 4th and May 24th 2011 into restricted shares at the ratio of 3:1, with all vesting conditions remaining unchanged. The Company entered into amended share option agreements with eligible share option grantees on March 29, 2012. This event will be accounted for as a modification with incremental compensation cost, if any, being recognized over the remaining vesting period of the awards. The company is currently in the process of valuation.

In the first quarter of 2012, The Company completed an investment in Chuangyou to acquire 6% of its equity interest and a call option to further subscribe 13.16% newly issued equity interest in the future at RMB 3,500,000 (equivalent to $ 555,476). Prior to this event, Chuangyou was a related party of the Company as one of Chuangyou's investors is the Company's director and principle shareholder. Chuangyou is principally engaged in the design and development of online games in China. As Shanghai Taomee has the ability to exercise significant influence over Chuangyou, the Group accounts for this investment using the equity method of accounting.